SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2018

CASI PHARMACEUTICALS, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-20713	58-1959440
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

9620 Medical Center Drive, Suite 300

Rockville, Maryland

(Address of principal executive offices)

20850

(Zip code)

(240) 864-2600

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2018, the Board of Directors of (the “Board”) of CASI Pharmaceuticals, Inc. (the “Company”) appointed George Chi as Chief Financial Officer, effective September 28, 2018. The Board has appointed Mr. Chi as the Company’s principal financial officer and accounting officer. Sara Capitelli will remain with the Company in her current position as Vice President, Finance.

The Board approved a grant of options to purchase 400,000 shares of the Company’s common stock at an exercise price of $4.67 (the closing price on September 28, 2018, the grant date). The option vests as follows: (i) 25% on the first anniversary of the date of grant; and (ii) 25% on the second anniversary of the date of grant (iii) 25% on the third anniversary of the date of grant, and (iv) the remaining 25% on the fourth anniversary of the date of grant.

The Company plans to enter into a compensation arrangement with Mr. Chi in connection with his appointment and will disclose that arrangement in a later filing.

Mr. Chi, age 49, was the Vice President of Finance of Flavors Holdings from 2016 until his appointment by the Company. From 2014-2016, he was CFO of BPL Plasma, and from 2008-2013, he was Finance Director of Unilever. Mr. Chi received his MBA in Finance and Operations Management from the Yale School of Management in 2003 and his Bachelor of Engineering from Tsinghua University in Beijing, China in 1993.

There are no arrangements or understandings between Mr. Chi and any other persons pursuant to which he was appointed as the Chief Financial Officer of the Company. There are no family relationships between Mr. Chi and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer, and there have been no transactions between Mr. Chi and the Company in the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K.

A copy of the press release of the Company announcing Mr. Chi’s appointment as Chief Financial Officer is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	Press release dated September 28, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASI PHARMACEUTICALS, INC.
(Registrant)

/s/ Cynthia W. Hu
Cynthia W. Hu
COO, General Counsel & Secretary

September 28, 2018